UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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OptiNose, Inc.
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NOTICE OF 2018 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

______________________________________________________________________________________________________

Meeting Date
June 7, 2018
______________________________________________________________________________________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 7, 2018: We are delivering to all stockholders paper copies of all proxy materials. In addition, a complete set of proxy materials relating to the Annual Meeting is available on the Internet. These materials, consisting of this Notice of Annual Meeting and Proxy Statement, our Annual Report for the year ended December 31, 2017 and proxy card, are available at http://www.proxyvote.com/68404V/.

________________________
In this Proxy Statement, the words “Optinose,” “the Company,” “we,” “our,” “us” and similar terms refer to OptiNose, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

OPTINOSE, XHANCE and the Optinose logo are trademarks of ours in the United States. Other trademarks, trade names and service marks appearing in this Proxy Statement are the property of their respective owners.

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(267) 364-3500

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

The 2018 Annual Meeting of Stockholders (the Annual Meeting) of OptiNose, Inc. (the Company) will be held on Thursday, June 7, 2018 at 8:30 a.m., local time, at the offices of Hogan Lovells US LLP, 1735 Market St, Floor 23, Philadelphia, PA 19103, for the following purposes:

1.
To elect Peter K. Miller, Robert P. O'Neil and Sriram Venkataraman to the Company's Board of Directors, each to serve until the Company's 2021 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.

2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.

3.	To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.

The Company's Board of Directors has fixed the close of business on April 19, 2018 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof (the Record Date). The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the "Questions and Answers About the Proxy Materials and Voting" section of this Proxy Statement and your enclosed proxy or voting instruction card.

By Order of the Board of Directors,

Peter K. Miller
Chief Executive Officer	April 25, 2018

Optinose - Notice of 2018 Annual Meeting of Stockholders

2018 PROXY STATEMENT SUMMARY

Set forth below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Record Date	Place	Number of Common Shares Eligible to Vote as of the Record Date
8:30 a.m. local time June 7, 2018	April 19, 2018	1735 Market St, Floor 23, Philadelphia, PA 19103	37,909,058
VOTING MATTERS

Board Recommendation
Proposal No. 1:
The election of Peter K. Miller, Robert P. O'Neil and Sriram Venkataraman to our Board of Directors, each to serve until our 2021 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.
FOR ALL
Proposal No. 2:	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.	FOR
OUR DIRECTOR NOMINEES
You are being asked to vote on the election of Peter K. Miller, Robert P. O'Neil and Sriram Venkataraman. Messrs. Miller and Venkataraman currently serve on our Board of Directors. Our directors are divided into three classes, Class I directors, Class II directors and Class III directors, serving staggered three-year terms. Directors are elected by a plurality of votes cast. Detailed information about the background and areas of expertise of each director and director nominee can be found in the "Directors and Director Nominees" section of this Proxy Statement.

				Committee Membership
Name	Age	Director Since	Principal Occupation	AC	CC	NCG

Peter K. Miller	56	2010	Chief Executive Officer at OptiNose, Inc.
Robert P. O'Neil	67	N/A	Health Care Operating Executive with Avista Capital Partners
Sriram Venkataraman	45	2010	Partner at Avista Capital Partners		« Chair	«

AC = Audit Committee; CC = Compensation Committee; NCG = Nominating and Corporate Governance Committee

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CORPORATE GOVERNANCE SUMMARY FACTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:

Size of Board (set by the Board)	8
Number of Independent Directors	7
Independent Chairman of the Board	Yes
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board background, experience and skills	Yes
RECENT CORPORATE HIGHLIGHTS

•	U.S. Food and Drug Administration approval on September 18, 2017, of our new drug application for XHANCETM for the treatment of nasal polyps in patients 18 years of age or older.

•	Initial public offering of our common stock closed in October 2017, with gross proceeds of approximately $138.0 million and net proceeds of approximately $125.5 million.

•
Launch of our nurse educator team in November 2017 of approximately 85 nurse professionals who have called on approximately 5,000 ear, nose and throat (ENT) physicians and allergists and delivered over 10,000 presentations.

•	$100 million debt financing in December 2017 with funds affiliated with Athyrium Capital Management, with $75 million issued at the closing.

•
Launch of our sales force in March 2018 of approximately 80 territory managers into a defined footprint of approximately 120 territories targeting approximately 14,000 ENT physicians, allergists and “specialty like” primary care physicians.

•	Introduction of the XHANCE Xperience program in March 2018 to offer select physicians and their patients an opportunity to gain initial experience with XHANCE.

•	Retail launch of XHANCE in April 2018.

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QUESTIONS AND ANSWERS
ABOUT
THE PROXY MATERIALS AND VOTING

Proxy Materials

Why am I receiving these proxy materials?

Our Board of Directors is soliciting your proxy to vote at our 2018 Annual Meeting of Stockholders (Annual Meeting), which will take place on Thursday, June 7, 2018 at 8:30 a.m., local time, at the offices of Hogan Lovells US LLP, 1735 Market St, Floor 23, Philadelphia, PA 19103. You received proxy materials because you owned shares of Optinose common stock at the close of business on April 19, 2018 (the Record Date), and that entitles you to vote at the Annual Meeting. These proxy materials describe the matters on which our Board of Directors would like you to vote and contain information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (SEC) when we solicit your proxy.

What is included in the proxy materials?

The proxy materials include:

•	this Notice of 2018 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement);

•	our 2017 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2017 (Annual Report) that accompanies these materials; and

•	a proxy or voting instruction card that accompanies these materials.

What information is contained in this Proxy Statement and our Annual Report?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.

How can I access the proxy materials over the Internet?

The proxy or voting instruction card that accompanied these materials, contains instructions on how to:

•	view the proxy materials for the Annual Meeting on the Internet and vote your shares; and

•	instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available at http://www.proxyvote.com/68404V/.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

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Voting Information

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal No. 1:
The election of Peter K. Miller, Robert P. O'Neil and Sriram Venkataraman to our Board of Directors, each to serve until our 2021 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.

Proposal No. 2:	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

See the "Proposals" section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares as follows:

Board Recommendation

Proposal No. 1:
The election of Peter K. Miller, Robert P. O'Neil and Sriram Venkataraman to our Board of Directors, each to serve until our 2021 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.
FOR ALL

Proposal No. 2:	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.	FOR

What happens if additional matters are presented at the Annual Meeting?

Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Dr. Ramy Mahmoud and Keith A. Goldan, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. If, for any reason, any of the director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

How many votes do I have?

There were 37,909,058 shares of common stock issued and outstanding as of the close of business on the Record Date. Each share of our common stock that you own as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Cumulative voting for directors is not permitted.

What is the difference between holding shares as a "stockholder of record" as compared to as a "beneficial owner"?

Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail by following the instructions contained on the proxy card that accompanied these materials. See “How can I vote my shares without attending the Annual Meeting?” below.

Optinose - 2018 Proxy Statement | 4

•
Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares without attending the Annual Meeting?” below.

How can I vote my shares in person at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record in person at the Annual Meeting. You may vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

•
Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card that accompanied these proxy materials.

•
Beneficial Owner: If you hold shares beneficially in street name, you may also vote by proxy over the Internet, by telephone or by mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	granting a new proxy bearing a later date by following the instructions provided in the proxy card that accompanied these proxy materials;

•
providing a written notice of revocation to our Corporate Secretary at 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, which notice must be received by our Corporate Secretary before the Annual Meeting; or

•	attending the Annual Meeting and voting in person.

If you hold shares beneficially in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	submitting new voting instructions to your broker, bank, other trustee, or nominee by following the instructions provided in the voting instruction card that accompanied these proxy materials; or,

•
if you have obtained a valid legal proxy from your broker, bank, trustee, or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person using the valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote in person at the Annual Meeting.

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Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a "broker non-vote"?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank trust or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trust or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

Proposal No. 1 is considered a non-routine matter, while Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018 is considered a "routine" matter. Therefore, if you are a beneficial owner of shares held in street name and do not provide voting instructions, your shares will not be voted on Proposal No. 1 and a broker non-vote will occur on this matter. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Because Proposal No. 2 is a "routine" matter, a broker, bank, trustee or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter.

How many shares must be present or represented to conduct business at the Annual Meeting?

A "quorum" is necessary to conduct business at the Annual Meeting. A quorum is established if the holders of a majority of all shares issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting, either in person, by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion or represented by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

•
Proposal No. 1: Election of directors.  Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instructions. A plurality of the votes cast by the holders of record of common stock entitled to vote in the election of directors is required to elect director nominees, and as such, the three nominees who receive the greatest number of votes cast by stockholders entitled to vote on the matter will be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

•
Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as our independent public registered accounting firm for the fiscal year ending December 31, 2018.  Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires the affirmative vote of the majority of the votes cast on the proposal (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on the ratification of independent registered public accounting firms under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection therewith.

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Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting.

Attending the Annual Meeting

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were an Optinose stockholder as of the Record Date (April 19, 2018), or you hold a valid legal proxy from a stockholder of record for attending or voting at the Annual Meeting. You must present valid government-issued photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 19, 2018, a copy of the voting instruction card provided by your broker, bank, trustee, or other nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by indicating your plans when prompted if you vote by Internet or telephone or, if you vote by mail, by marking the appropriate box on your proxy or voting instruction card.

The Annual Meeting will begin promptly at 8:30 a.m., local time. Check-in will begin at 8:00 a.m., local time, and you should allow ample time for the check-in procedures. The offices of Hogan Lovells US LLP are located at 1735 Market St, Floor 23, Philadelphia, PA 19103.

PROPOSALS

Proposal 1: Election of Directors

Our Fourth Amended and Restated Certificate of Incorporation (Certificate of Incorporation) provides that our directors be divided into three classes, Class I directors, Class II directors and Class III directors, serving staggered three-year terms. The terms of our Class I directors will expire at the Annual Meeting. Our Board has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Peter Miller, Robert O'Neil and Sriram Venkataraman for election as Class I directors at the Annual Meeting, each to serve a three-year term expiring at our 2021 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified, or until his earlier death, resignation, removal or retirement. Messrs. Miller and Venkataraman are currently serving as Class I directors, while Mr. O'Neil would be new to our Board of Directors. Larry G. Pickering, who currently serves as a Class I director, is not standing for re-election at the Annual Meeting but will continue to serve as a director until the expiration of his term at the Annual Meeting. If elected, Mr. O'Neil would replace Mr. Pickering as a Class I director. We expect each nominee will be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominees and for such substitute nominee as may be selected by our Board of Directors.

Biographical information and the attributes, skills and experience of each nominee that led our Nominating and Corporate Governance Committee and Board of Directors to determine that such nominee should serve as a director are discussed in the "Directors and Executive Officers" section of this Proxy Statement.

Vote Required and Recommendation of Our Board of Directors

The three director nominees receiving the highest number of FOR votes shall be elected to our Board, each to serve until our 2021 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified, or until his earlier death, resignation, removal or retirement.

Our Board recommends that stockholders vote FOR ALL on Proposal No. 1 to elect Peter K. Miller, Robert P. O'Neil and Sriram Venkataraman.

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Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP (EY) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2018. Although stockholder ratification of the appointment of EY is not required by our Amended and Restated Bylaws (Bylaws) or otherwise, our Board of Directors believes that it is desirable to give our stockholders the opportunity to ratify this appointment as a matter of good corporate governance. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider, but may or may not change, its appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Even if the selection is ratified, our Audit Committee may, at its discretion, direct the selection of a different independent registered public accounting firm during the year if the Audit Committee determines such a change is advisable. Representatives of EY are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Information regarding the fees paid to our independent registered public accounting firm in 2017 and 2016 and our pre-approval policies relating to such fees is discussed in the "Independent Registered Public Accounting Firm" section of this Proxy Statement.

Vote Required and Recommendation of Our Board of Directors

The approval of this Proposal No. 2 requires the affirmative vote of the majority of the votes cast on the proposal (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal).

Our Board recommends that stockholders vote FOR on Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Other Proposed Action

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board.

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EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES

The following table sets forth the names and ages of all of our executive officers, directors and director nominees as of April 25, 2018.

Name	Title	Age
Executive Officers
Peter K. Miller	Chief Executive Officer and Director	56
Ramy A. Mahmoud, M.D., M.P.H.	President and Chief Operating Officer	53
Thomas E. Gibbs	Chief Commercial Officer	46
Keith A. Goldan	Chief Financial Officer	47
Michael F. Marino	Chief Legal Officer and Corporate Secretary	42

Directors
Joseph C. Scodari	Chairman of our Board of Directors	65
Larry G. Pickering	Vice Chairman of our Board of Directors	75
William F. Doyle	Director	55
Wilhelmus Groenhuysen	Director	60
Sandra L. Helton	Director	68
Peter K. Miller	Chief Executive Officer and Director	56
Joshua A. Tamaroff	Director	32
Sriram Venkataraman	Director	45

Director Nominees
Peter K. Miller	Director Nominee	56
Robert P. O'Neil	Director Nominee	67
Sriram Venkataraman	Director Nominee	45

Executive Officers

Biographical information regarding our executive officers as of April 25, 2018 is set forth below. Our executive officers are appointed by, and serve at the pleasure of, our Board of Directors.

Peter K. Miller
Mr. Miller has served as our Chief Executive Officer and as a member of our Board of Directors since 2010, and previously as a member of the board of directors of OptiNose AS from 2008 to 2010. From June 2004 to May 2007, Mr. Miller was Co-Founder, Chief Executive Officer and President of Take Care Health Systems Inc., a company that introduced medical clinics inside Walgreens retail pharmacies, and from May 2007 to May 2010, served as Vice President of Walgreen Co.'s Health and Wellness Division following its acquisition of Take Care Health Systems. Prior to co-founding Take Care Health Systems, Mr. Miller spent more than 15 years at Johnson & Johnson, a multinational medical devices, pharmaceutical and consumer packaged goods manufacturer, serving in a variety of marketing and general management roles that included Worldwide President of Johnson & Johnson — Merck Consumer Pharmaceuticals and President of Janssen Pharmaceutical. Mr. Miller served as a member of the board of directors of Actua Corporation, a publicly-held SaaS technology company, from June 2010 until January 2018. Mr. Miller holds a B.S. in Economics from Trinity College and an M.B.A. from the Kellogg School of Management at Northwestern University.

Chief Executive Officer since 2010

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Ramy A. Mahmoud, M.D., M.P.H.
Dr. Mahmoud has served as our President and Chief Operating Officer since 2010. Prior to joining us, Dr. Mahmoud spent 14 years at Johnson & Johnson, where he served as Chief Medical Officer and a member of the Global Management Board of the Ethicon group of companies. During his tenure at Johnson & Johnson, he also held senior roles in the pharmaceutical sector. Dr. Mahmoud served for 10 years on active duty in the U.S. Army and an additional 10 years in the Army Reserves, achieving the rank of Lieutenant Colonel. During his military service, Dr. Mahmoud held various patient care, research, and academic positions, culminating in his position as the head of the Department of Epidemiology at the Walter Reed Army Institute of Research. He has published more than 50 peer-reviewed papers and textbook chapters, and has served as a scientific reviewer for a number of journals and textbooks. Dr. Mahmoud earned a Master of Healthcare Management and Policy degree from the Harvard School of Public Health and an M.D. from the University of Miami. He has earned board certification in both Public Health/Preventive Medicine and in Internal Medicine.

President and Chief Operating Officer since 2010

Thomas E. Gibbs
Mr. Gibbs has served as our Chief Commercial Officer since September 2016. From December 2015 to September 2016, Mr. Gibbs served as the Senior Vice President, Head of the General Medicines Business Unit for the United States at Takeda Pharmaceutical Company Limited, a global pharmaceutical company. From March 2015 to December 2015, Mr. Gibbs served as Chief Commercial Officer for the U.S. and E.U. commercial organizations of Vanda Pharmaceuticals, Inc., a global biopharmaceutical company. From January 2010 to March 2015, Mr. Gibbs held a series of commercial leadership roles with increasing responsibility at Bristol-Myers Squibb, a pharmaceutical company, including Vice President of Worldwide Commercial Operations. From June 2006 to January 2010, Mr. Gibbs worked at Novartis Vaccines & Diagnostics, Inc., a vaccines manufacturer, where he held multiple commercial leadership roles including serving as Vice President of U.S. Sales from November 2007 to January 2010. Mr. Gibbs holds a B.S. in Economics and an M.B.A. from The Wharton School at the University of Pennsylvania.

Chief Commercial Officer since September 2016

Keith A. Goldan
Mr. Goldan has served as our Chief Financial Officer since January 2017. From March 2015 to January 2017, Mr. Goldan served as Senior Vice President, Chief Financial Officer and Treasurer of Fibrocell Science, Inc., a publicly-held cell and gene therapy company, and also served as its Corporate Secretary from March 2015 to June 2015. From March 2014 to March 2015, Mr. Goldan served as a financial and operational consultant to companies in the pharmaceutical industry. From November 2008 to March 2014, Mr. Goldan served as Senior Vice President and Chief Financial Officer of NuPathe Inc., a publicly-held specialty pharmaceutical company that was acquired by Teva Pharmaceutical Industries Ltd. Mr. Goldan previously served as Chief Financial Officer and a member of the board of directors of PuriCore plc, a medical technology company listed on the London Stock Exchange. Earlier in his career, Mr. Goldan served as Vice President and Chief Financial Officer of Biosyn, Inc., a specialty pharmaceutical company, and in a variety of roles with ViroPharma and the Healthcare & Life Sciences Practice of KPMG. Mr. Goldan earned a B.S. in Finance from the Robert H. Smith School of Business at the University of Maryland and an M.B.A. from The Wharton School at the University of Pennsylvania.

Chief Financial Officer since January 2017

Michael F. Marino
Mr. Marino has served as our Chief Legal Officer and Corporate Secretary since January 2017. Prior to joining Optinose, Mr. Marino served as Senior Vice President, General Counsel and Corporate Secretary of Fibrocell Science, Inc., a publicly-held cell and gene therapy company, from June 2015 to January 2017. Prior to joining Fibrocell Science, Mr. Marino served as Senior Vice President, General Counsel and Corporate Secretary of NuPathe Inc., a publicly-held specialty pharmaceutical company from October 2010 until the sale of NuPathe to Teva Pharmaceutical Industries Ltd. in March 2014 and from March 2014 to June 2015 as a legal consultant in the life sciences industry. Mr. Marino was previously an attorney at the law firms of Morgan, Lewis & Bockius LLP and WilmerHale LLP where his practice focused on mergers and acquisitions, collaborations, financing transactions, corporate governance, securities and other general corporate matters. Mr. Marino earned a B.S. in Accountancy from Villanova University and a J.D. from Boston College Law School.

Chief Legal Officer and Corporate Secretary since January 2017

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Directors and Director Nominees

Biographical information as of April 25, 2018 and the attributes, skills and experience of each director and director nominee that led our Nominating and Corporate Governance Committee and our Board of Directors to determine that such individual should serve as a director are discussed below.

Joseph C. Scodari
Mr. Scodari has served as Chairman of our Board of Directors since October 2017. Mr. Scodari was Worldwide Chairman, Pharmaceuticals Group, of Johnson & Johnson, and a member of Johnson & Johnson's Executive Committee from March 2005 until his retirement in March 2008. From 2003 to March 2005, Mr. Scodari was Company Group Chairman of Johnson & Johnson's Biopharmaceutical Business. Mr. Scodari joined Johnson & Johnson in 1999 as President and Chief Operating Officer of Centocor Inc., when Johnson & Johnson acquired that company. Mr. Scodari joined Centocor in 1996 as President, Pharmaceutical Division and was named President and COO in 1998. Mr. Scodari began his career in 1974 in sales for Winthrop Laboratories, Division of Sterling Drug. He progressed through various management positions, eventually leading the Diagnostic Imaging Division for Winthrop and later Strategic Marketing at the Corporate level for the Imaging business. Mr. Scodari joined Rorer Pharmaceuticals (shortly thereafter, Rhône-Poulenc Rorer) in 1989 as Vice President of Marketing and Business Development. He later served as Vice President and General Manager for the United States, and subsequently, North America, and finally as Senior Vice President and General Manager for the Americas. Mr. Scodari previously served as a director of Actelion Pharmaceuticals, Ltd., Endo Health Solutions, Inc. and Covance, Inc. Mr. Scodari has served on various non-profit boards, including the University of the Health Sciences in Philadelphia, the Board of Overseers for the Robert Wood Johnson School of Medicine, and on the Board of Trustees for Gwynedd Mercy College. He has also served on various industry association boards, including the NWDA Associate Member Board, the National Pharmaceutical Council, as Vice Chairman of the Biotechnology Industry Organization (BIO), and Chairman of PA BIO. Mr. Scodari received a B.A. from Youngstown University.

Director since October 2017

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Scodari's experience as an executive of a major pharmaceutical company along with his research and development and marketing experience qualifies him to serve on our Board of Directors.

Larry G. Pickering
Mr. Pickering has served as a director of our company since 2010. Mr. Pickering has served as Vice Chairman of our Board of Directors since October 2017 and previously served as Chairman of our Board of Directors from 2010 to October 2017. From January 2008 to September 2012, Mr. Pickering served as Chairman of the board of directors of Lantheus Medical Imaging, Inc., a medical imaging company with public securities. Previously, he served as Chairman of DLJMB Global Healthcare Partners, an investment firm. Mr. Pickering had a 32-year career in healthcare with Johnson & Johnson, where he served as President of Ortho Dermatology, President of Janssen Pharmaceuticals and Chairman of Janssen North America, Company Group Chairman, Worldwide OTC, Chairman of Johnson & Johnson Development Corporation and a Corporate Officer. Mr. Pickering retired from Johnson & Johnson in 2005. He holds a B.B.A. from the University of Missouri.

Director since 2010

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Pickering's extensive senior management experience in the pharmaceutical industry qualifies him to serve on our Board of Directors.

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William F. Doyle
Mr. Doyle has served as a director of our company since 2010. Mr. Doyle is the Executive Chairman of NovoCure Limited, a commercial stage oncology company; Executive Chairman of Blink Health Ltd., a private technology company providing Americans with affordable access to prescription medications; and lead independent director of Minerva Neuroscience Inc., a clinical-stage biopharmaceutical company. Since 2003, Mr. Doyle has been the managing partner of WFD Ventures LLC, a private venture capital firm he co-founded, and from 2014 to 2016 he was a member of the investment team of Pershing Square Capital Management L.P., a private investment firm. Previously, Mr. Doyle served as a member of Johnson & Johnson's Medical Devices and Diagnostics Group Operating Committee and was vice president, Licensing and Acquisitions. While at Johnson & Johnson, Mr. Doyle was also chairman of the Medical Devices Research and Development Council and worldwide president of Biosense-Webster, Inc. Earlier in his career, Mr. Doyle was a management consultant in the healthcare group of McKinsey & Company. In addition to serving as chairman of Novocure, within the past five years, Mr. Doyle served as director of Zoetis, Inc., an animal medicine and vaccine company. Mr. Doyle holds an S.B. in materials science and engineering from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School.

Director since 2010

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Doyle's expertise in medical device commercialization and his significant experience in the advanced technology and healthcare industries as an entrepreneur, executive, management consultant and investor, qualifies him to serve on our Board of Directors.

Wilhelmus Groenhuysen
Mr. Groenhuysen has served as a director of our company since October 2017. Mr. Groenhuysen has served as Chief Financial Officer of NovoCure Limited since 2012. At Novocure, Mr. Groenhuysen has global responsibility for finance, information technology, health policy and strategy. From 2007 to 2011, Mr. Groenhuysen worked for Cephalon, Inc., a U.S. biopharmaceutical company, last serving as Executive Vice President and Chief Financial Officer, where he had responsibility for worldwide finance, commercial operations and risk management. Prior to joining Cephalon in 2007, Mr. Groenhuysen spent twenty years with Philips Electronics serving various assignments in Europe, Asia and the United States, the latest of which started in 2002 when he was promoted to Chief Financial Officer and Senior Vice President of Philips Electronics North America Corporation. Mr. Groenhuysen holds a Master's Degree in Business Economics from VU University Amsterdam and graduated as a Registered Public Controller at VU University Amsterdam.

Director since October 2017

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Groenhuysen's experience as a public company chief financial officer, financial acumen and substantial industry experience qualifies him to serve on our Board of Directors.

Sandra L. Helton
Ms. Helton has served as a director of our company since February 2018. Ms. Helton serves on the Board of Directors of Principal Financial Group, a global diversified financial institution, where she chairs the Audit Committee and serves on Principal’s Executive Committee and Finance Committee, which she previously chaired. Prior to the acquisition of Lexmark International Inc. in November 2016, she served on their Board of Directors and Finance and Audit Committee. Ms. Helton also served on the board of Covance Inc., a leading global drug development services company, prior to LabCorp acquiring the company in 2015. She chaired the Finance and Audit Committee and served on the Nominating and Governance Committee of Covance. Ms. Helton was Executive Vice President and Chief Financial Officer, and member of the Board of Directors of Telephone and Data Systems, Inc. (TDS) from 1998 through 2006. Her responsibilities included strategic planning, finance and information systems, among other functions. Ms. Helton also served on the Boards of United States Cellular Corporation and Aerial Corporation, TDS’s publicly traded subsidiaries. Before TDS, Ms. Helton was Vice President, Corporate Controller of Compaq Computer Corporation. Prior to Compaq, Ms. Helton held over a dozen increasingly responsible positions during her 26-year tenure with Corning Incorporated. Ms. Helton serves on the Board and Executive Committee of Northwestern Memorial Foundation. She previously served on the Board of Northwestern Memorial Health Care, a nationally recognized academic medical center, where she chaired the Audit Committee and was a member of the Executive, Finance and Investment Committees. Ms. Helton holds an S.M. in Finance from Massachusetts Institute of Technology’s Sloan School of Management and graduated with a B.S. in Mathematics from the University of Kentucky.

Director since February 2018

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Ms. Helton’s global executive level experience in a variety of industries, along with her financial and accounting acumen qualifies her to serve on our Board of Directors and as chair of our Audit Committee.

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Peter K. Miller	See biography under "Directors and Executive Officers - Executive Officers" above.
Director since 2010
Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Miller's perspective and history as our Chief Executive Officer, as well as his executive, operational and commercial expertise, qualify him to serve on our Board of Directors.

Joshua A. Tamaroff
Mr. Tamaroff has served as a director of our company since March 2017. Mr. Tamaroff joined Avista Capital Partners in 2009 and currently serves as a Principal. Prior to joining Avista, Mr. Tamaroff worked as an Analyst in the leveraged finance group at Lehman Brothers and Barclays Capital. Mr. Tamaroff currently serves as a director of United BioSource Corporation and WideOpenWest, Inc. Mr. Tamaroff previously served as a director of IWCO Direct and InvestorPlace Media. Mr. Tamaroff received a B.S. from Cornell University and an M.B.A. from The Wharton School at the University of Pennsylvania.

Director since March 2017

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Tamaroff's private equity investment and company oversight experience and background with respect to acquisitions, debt financings and equity financings qualifies him to serve on our Board of Directors.

Sriram Venkataraman
Mr. Venkataraman has served as a director of our company since 2010. He is also a Partner of Avista Capital Partners, having joined in 2007. Prior to joining Avista, Mr. Venkataraman was a Vice President in the Healthcare Investment Banking group at Credit Suisse Group AG having worked there from 2001 to 2007. Previously, he worked at GE Healthcare (formerly known as GE Medical Systems) from 1996 to 1999. Mr. Venkataraman holds an M.S. in Electrical Engineering from the University of Illinois, Urbana-Champaign and an M.B.A. from The Wharton School at the University of Pennsylvania. He currently serves as a director of Inform Diagnostics, National Spine & Pain Centers Holdings, LLC, and Osmotica Holdings S.C.Sp. Mr. Venkataraman previously served as a director of AngioDynamics Inc., Lantheus Holdings Inc., and Zest Anchors, Inc.

Director since 2010

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Venkataraman's experience in the healthcare industry, his strong finance and management background, and his experience serving as a director of private and public companies qualifies him to serve on our Board of Directors.

Robert P. O'Neil
Mr. O'Neil is currently a Health Care Operating Executive with Avista Capital Partners. Mr. O'Neil also currently sits on the board of directors of Trimb Healthcare AB and Avista Healthcare Public Acquisition Corp, and is a Trustee of Morven Museum and Garden. Mr. O'Neil has over 35 years of operational and strategic business leadership experience at Johnson & Johnson (J&J), where he served as Worldwide Vice President, Business Development, Consumer Group of Companies, had responsibility for pharmaceutical and consumer healthcare businesses, and was a member of the Consumer Group Operating Committee and a Board member of Johnson & Johnson Development Corporation. Earlier positions with J&J included sales, marketing, business development, and general management positions with the J&J Pharmaceutical Group. Mr. O'Neil was a member of the Management Board of Ortho-McNeil Pharmaceutical and also managed strategic business development initiatives. Along with his professional responsibilities, Mr. O’Neil has been involved in a variety of community service activities, having served on the Boards of the Epilepsy Foundation of NJ and BTSC Youth Soccer organization, and as an advisor to the Veterans Leadership Council and American Corporate Partners Mentoring Program. A graduate of the Stillman School of Business, Seton Hall University, Mr. O’Neil also earned an MBA from the Tobin College of Business, St. John’s University, NY.

Director Nominee

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. O'Neil's extensive senior management experience in the pharmaceutical industry qualifies him to serve on our Board of Directors.

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Arrangements Relating to Election or Nomination of Directors
Except as set forth below, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director or is being nominated as a director:

•
Messrs. Venkataraman, Pickering and Tamaroff were originally elected to our Board of Directors pursuant to certain stockholder rights of Avista Capital Partner's (Avista Capital) in connection with its prior investments in our Company and continue to serve on our Board of Directors in connection with Avista Capital's right to designate for nomination up to three directors pursuant to the Stockholders' Agreement we entered into with Avista Capital in connection with our initial public offering. See the "Corporate Governance and Board Matters - Stockholders' Agreement" section of this Proxy Statement. Mr. O'Neil is being nominated to our Board of Directors pursuant to this same right as Avista Capital's replacement for Mr. Pickering, whose term will expire at the Annual Meeting.

•
Mr. Doyle was originally elected to our Board of Directors in connection with certain stockholder rights of TKWD Ventures in connection with its prior investment in our Company, which rights terminated in connection with our initial public offering in October 2017.

No Family Relationships
There are no family relationships between any of our executive officers, directors or director nominees.

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STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth information known to us concerning the beneficial ownership of our common stock as of April 8, 2018 (unless otherwise indicated by footnote below) for:

•	each of our named executive officers;

•	each of our directors and director nominees;

•	all of our current directors and executive officers as a group; and,

•	each person, or group of affiliated persons, known by us to own beneficially more than 5% of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	Percent of Class (2)
Executive Officers, Directors and Director Nominees (14) :
Peter K. Miller (3)	1,544,231	3.9%
Ramy A. Mahmoud, M.D., M.P.H.(4)	853,524	2.2%
Thomas E. Gibbs(5)	132,633	*
Keith A. Goldan(5)	52,945	*
Michael F. Marino(5)	48,131	*
Joseph C. Scodari	—	—
Larry G. Pickering(6)	391,868	1.0%
William F. Doyle(7)(11)	4,530,855	11.5%
Sriram Venkataraman(9)	18,398,017	48.5%
Joshua A. Tamaroff	—	—
Wilhelmus Groenhuysen	—	—
Sandra L. Helton	—	—
Robert P. O'Neil	—	—
All executive officers and directors as a group (12 persons)(8)	25,951,934	67.8%

Greater Than 5% Stockholders:
Avista Capital Partners(9)	18,398,017	48.5%
Entities affiliated with FMR LLC(10)	5,672,656	15.0%
TKWD Ventures LLC(11)	4,501,505	11.4%
Entrepreneurs Fund LP(12)	2,938,013	7.7%
Entities affiliated with Ikos Invest AS(13)	2,570,710	6.8%
_______________

*    Represents less than 1% of the outstanding shares of the Company's common stock.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the Exchange Act). A person or group is deemed to be the beneficial owner of any shares of our common stock over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 8, 2018, whether through the exercise of options, warrants or otherwise. Unless otherwise indicated in the footnotes, each person or entity identified in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

(2)
The beneficial ownership percentage is calculated for each person or group separately because shares of our common stock subject to options, warrants or other rights to acquire our common stock that are currently exercisable or exercisable within 60 days of April 8, 2018 are considered outstanding only for the purpose of calculating the percentage ownership of the person or group holding such

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options, warrants or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 37,909,058 shares (which represents the number of shares of common stock that were outstanding as of April 8, 2018) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of April 8, 2018 as indicated in the footnotes below.

(3)
Consists of (i) 105,148 shares of common stock and (ii) options to purchase 1,135,854 shares of common stock exercisable within 60 days of April 8, 2018, and (c) 303,229 shares of common stock subject to options held by the Deed of Trust of Peter K. Miller, dated October 13, 2014 that are exercisable within 60 days of April 8, 2018.

(4)
Consists of (i) 52,490 shares of common stock and (ii) options to purchase 701,852 shares of common stock exercisable within 60 days of April 8, 2018, and (c) 99,182 shares of common stock subject to options held by The Ramy Mahmoud 2014 Trust for Cynthia Mahmoud that are exercisable within 60 days of April 8, 2018.

(5)	The share amounts set forth in the table consist solely of shares underlying one or more outstanding options to purchase our common stock exercisable within 60 days of April 8, 2018.

(6)	Consists of (i) 382,356 shares of common stock and (ii) options to purchase an aggregate of 9,512 shares of our common stock exercisable within 60 days of April 8, 2018.

(7)	Consists of (i) 18,803 shares of our common stock and (ii) warrants to purchase an aggregate of 10,547 shares of our common stock exercisable within 60 days of April 8, 2018 held by Mr. Doyle.

(8)
Consists of (i) 21,969,953 shares of common stock, (ii) 1,498,913 shares of common stock subject to warrants that are exercisable within 60 days of April 8, 2018, and (iii) 2,483,068 shares of common stock subject to options that are exercisable within 60 days of April 8, 2018.

(9)
Based on the Schedule 13G filed by Avista Capital Partners with the SEC on February 6, 2018. Consists of (i) 13,065,855 shares of common stock held by Avista Capital Partners II, LP, (ii) 4,290,651 shares of common stock held by Avista Capital Partners (Offshore) II, LP, and (iii) 1,041,511 shares of common stock held by Avista Capital Partners (Offshore) II-A, LP. Avista Capital Partners II GP, LLC ultimately exercises voting and investment power over the shares of held by Avista Capital Partners II, L.P., Avista Capital Partners (Offshore) II, L.P., and Avista Capital Partners (Offshore) II-A, L.P. Voting and disposition decisions at Avista Capital Partners II GP, LLC with respect to such shares are made by an investment committee, the members of which are Thompson Dean, Steven Webster, David Burgstahler and Sriram Venkataraman, a member of our Board of Directors. Each of the members of the investment committee disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein. The address for each of these individuals and entities is 65 East 55th Street, 18th Floor, New York, NY 10022.

(10)
Based on the Schedule 13-G/A filed by FMR LLC on February 13, 2018. Shares held by accounts managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Board of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees. The address for FMR LLC 245 Summer Street, Boston, MA 02210.

(11)
Based on the Schedule 13G filed by TKWD Ventures LLC on November 28, 2017. Consists of (i) 3,013,139 shares of common stock and (ii) 1,488,366 shares of common stock subject to warrants that are exercisable within 60 days of April 8, 2018 held by TKWD Ventures LLC. WFD Ventures LLC is the general partner of TKWD Ventures LLC and may be deemed to have sole voting and investment power over the shares held by TKWD Ventures LLC. William F. Doyle, a member of our Board of Directors, is a managing member of WFD Ventures LLC, and in his capacity as such, may be deemed to exercise sole voting and investment power over the shares held by TKWD Ventures LLC. Mr. Doyle disclaims beneficial ownership in such securities, except to the extent of his pecuniary interest therein. The address for each of these individuals and entities is c/o WFD Ventures LLC, 1500 Broadway, 17th Floor, New York, NY 10036.

(12)
Based on the Schedule 13G filed by Entrepreneurs Fund with the SEC on February 9, 2018 and an Initial Statement of Beneficial Ownership of Securities on Form 3 filed on October 12, 2017. Consists of (i) 2,740,065 shares of common stock and (ii) 197,948 shares of common stock subject to warrants that are exercisable within 60 days of April 8, 2018 held by Entrepreneurs Fund LP. Entrepreneurs Fund General Partner Limited, or EF GP, is the sole general partner of Entrepreneurs Fund LP, or EF LP, and may be deemed to beneficially own the shares held by EF LP. Colin Dow and Paul Bradshaw are managing directors of EF GP, and in theirs

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capacity as such, may be deemed to share the power to direct the disposition and vote the shares held by EF LP. The address for each of these individuals and entities is 2nd Floor, Windward House, La Route de la Liberation, Se. Heller, Jersey, Channel Islands JE2 3BQ.

(13)
Based on the Schedule 13G filed by Ikos Invest with the SEC on February 13, 2018. Consists of (i) 2,397,980 shares of common stock held by Ikos Subsidiary AS, (ii) 9,925 shares of common stock held by Ikos Invest AS, (iii) 57,758 shares of common stock subject to warrants held by Ikos Subsidiary AS that are exercisable within 60 days of April 8, 2018, (iv) 92,412 shares of common stock subject to options held by Ikos Invest AS that are exercisable within 60 days of April 8, 2018 2018 and (v) 12,635 shares of common stock subject to options held by Per Gisle Djupesland that are exercisable within 60 days of April 8, 2018 (although per the Schedule 13G only 7,821 options held by Dr. Djupesland remain exercisable for an equal number of shares of common stock). Dr. Per Gisle Djupesland, the Chief Scientific Officer of our wholly-owned subsidiary OptiNose AS, and Helena Djupesland, the co-Chief Executive Officer of OptiNose AS, are directors of Ikos Invest AS and its wholly-owned subsidiary Ikos Subsidiary AS, and as such they have shared voting and investment power over the shares held by Ikos Invest AS and Ikos Subsidiary AS. The address for each of Dr. and Ms. Djupesland and these entities is Lybekkveien 5C, 0772, Oslo, Norway.

(14)	The address for each of our executive officers, directors and director nominees is c/o Optinose, 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership of our common stock with the SEC. Our executive officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on a review of such Section 16(a) forms and written representations of our executive officers and directors, we believe that all such forms required to be filed were timely filed by our executive officers, directors, and security holders required to file the forms during 2017, with the exception of a Form 3 for WFD Ventures LLC and TKWD Ventures LLC, which was filed late on October 18, 2017 due to a delay in obtaining the necessary filing codes.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board of Directors has determined that each person serving as a director since our initial public offering in October 2017, each of our current directors and our one non-incumbent director nominee, with the exception of Mr. Miller, is an "independent" director within the meaning of applicable rules and regulations of the Nasdaq Stock Market LLC (Nasdaq) and the SEC. In making its independence determinations, our Board of Directors considers the relationship that each of our directors and director nominees have with our Company and all other facts and circumstances that the Board of Directors deems relevant. In connection with its assessment, our Board considered (i) each director's beneficial ownership of our common stock reported in the "Stock Ownership" section of this Proxy Statement, (ii) the agreements and transactions reported in the "Related Party Transactions" section of this Proxy Statement, (iii) with respect to Messrs. Doyle, Tamaroff, Pickering, Venkataraman and O'Neil, their affiliation with certain beneficial owners of more than 5% of our common stock (please refer to the biographies of these directors in the "Executive Officers, Directors and Director Nominees" section of this Proxy Statement for details regarding Mr. Doyle's affiliation with TKWD Ventures and the affiliation of Messrs. Pickering, Tamaroff, Venkataraman and O'Neil with Avista Capital) and their original election and/or nomination to our Board on behalf of such stockholders, (iv) with respect to Mr. Groenhuysen, his employment as Chief Financial Officer of Novocure Limited where Mr. Doyle serves as the Executive Chairman, (v) with respect to Mr. Tamaroff, his employment as a Principal of Avista Capital where Mr. Venkataraman serves as a Partner, and (vi) with respect to Mr. O'Neil, his service as a Health Care Operating Executive with Avista Capital where Mr. Venkataraman serves as a Partner and his service as a board member of Avista Healthcare Public Acquisition Corp. and Trimb Healthcare AB. Based on its assessment, our Board of Directors concluded that none of our directors or director nominees, other than Mr. Miller, has a relationship that would interfere with his/her exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors has also determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the independence requirements applicable to those committees as prescribed by applicable rules and regulations of Nasdaq and the SEC.

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Stockholders' Agreement

We are a party to a Stockholders' Agreement with Avista Capital that provides, among other things, that Avista Capital has the right to designate for nomination by our Board of Directors upon the recommendation of our Nominating and Corporate Governance Committee:

•
three directors to our Board of Directors for so long as Avista Capital owns 27.5% or more of our then-outstanding shares of common stock; provided, however, that one such director must not be an employee or partner of Avista Capital, must qualify as an independent director under the Nasdaq listing rules and must be reasonably acceptable to our Board of Directors;

•	two directors to our Board of Directors for so long as Avista Capital owns less than 27.5% but 17.5% or more of our then-outstanding shares of common stock; and

•	one director to our Board of Directors for so long as Avista Capital owns less than 17.5% but 7.5% or more of our then-outstanding shares of common stock.

We are required to take all necessary action to ensure the composition of our Board of Directors as set forth above. Pursuant to the terms of the Stockholders' Agreement, at least a majority of the members of each our of standing committees must be composed of non-Avista nominees. See "Certain Relationships and Related Party Transactions — Stockholders' Agreement."

The Avista Capital nominees currently serving on our Board of Directors are Messrs. Pickering, Tamaroff and Venkataraman. Avista Capital has nominated Mr. O'Neil as its replacement for Mr. Pickering, whose term will expire at the Annual Meeting.

Board Leadership Structure and Role in Risk Oversight

Our Board's Leadership Structure
Our Board of Directors is currently chaired by Mr. Scodari with Mr. Pickering serving as vice chairman. At this time, our Board of Directors believes that separation of the positions of chairman and chief executive officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of our Board of Directors as a whole.

Role of the Board in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including adopting guidelines and policies to govern the process by which risk assessment and management is undertaken. While our Board of Directors maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. For example:

•
Our Audit Committee oversees management of financial reporting, compliance and litigation risks that could have a significant impact on our financial results, including risks related to securities, accounting and tax matters, as well as the steps management has taken to monitor and control such exposures.

•
Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risks for our company.

•
Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors, potential conflicts of interest and the effectiveness of our Board of Directors.

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Board Meetings

Our Board of Directors held 10 meetings during 2017. Each director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member during 2017. All directors are encouraged, but not required, to attend the annual meeting of stockholders.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates pursuant to a written charter that has been approved by our Board. These charters are available on the "Investors — Corporate Governance" section of our website at www.optinose.com. Each committee annually reviews and assesses its charter. From time to time, our Board may also appoint ad hoc committees for specific matters.

Below is a summary of our committee structure and membership information.

Current Committee Membership
Board Member	Independent Director	Audit	Compensation	Nominating and Corporate Governance

Joseph C. Scodari	«		«	«
Chairman of the Board				Chair
Larry G. Pickering	«
Vice Chairman of the Board
William F. Doyle	«			«

Wilhelmus Groenhuysen	«	«	«

Sandra L. Helton	«	«
Chair
Peter K. Miller*

Joshua A. Tamaroff	«	«

Sriram Venkataraman*	«		«	«
Chair
_____________

* Director nominee for re-election to our Board of Directors at the Annual Meeting.

Audit Committee

Our Audit Committee consists of Ms. Helton, and Messrs. Groenhuysen and Tamaroff, and is chaired by Ms. Helton. The primary purpose of our Audit Committee is to assist our Board of Directors by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by our Board of Directors. Our Audit Committee is responsible for, among other things:

•	appointing, retaining, compensating, overseeing, evaluating, and, when appropriate, terminating our independent registered public accounting firm;

•	approving in advance all audit services and non-audit services to be provided to us by our independent registered public accounting firm;

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•	discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;

•	reviewing with management its assessment of our internal control over financial reporting and disclosure controls and procedures;

•	overseeing our risk assessment and risk management processes;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and ratifying all related party transactions, based on the standards set forth in our related party transactions policy; and

•	preparing and approving the Audit Committee report required to be included in our annual proxy statement.

Our Board of Directors has determined that each of the members of the Audit Committee satisfy the financial literacy and sophistication requirements of the SEC and applicable Nasdaq listing rules. In addition, our Board of Directors has determined that each of Ms. Helton and Mr. Groenhuysen qualifies as an "audit committee financial expert," as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933, as amended (Securities Act).

Our Audit Committee met six times during 2017. Both our independent registered public accounting firm and management periodically meets privately with our Audit Committee.

Compensation Committee

Our Compensation Committee consists of Messrs. Venkataraman, Groenhuysen and Scodari, and is chaired by Mr. Venkataraman. The primary purpose of our Compensation Committee is to review the performance and development of our management in achieving corporate goals and objectives and assure that our executive officers, including our chief executive officer (CEO), are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by our Board of Directors. Our Compensation Committee is responsible for, among other things:

•
annually reviewing and recommending to our Board of Directors for approval the corporate goals and objectives applicable to the compensation of our CEO and other executive officers and evaluating at least annually our CEO's and other executive officers' performance in light of those goals and objectives;

•	determining and approving compensation levels, including salary, cash, equity-based incentive awards and any personal benefits, of our executive officers other than our CEO;

•	reviewing our CEO's compensation, including salary, cash, equity-based incentive awards and any personal benefits, and making recommendations to our Board of Directors;

•	administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time;

•	establishing policies and making recommendations to our Board of Directors regarding director compensation; and

•	overseeing risks and exposures associated with executive compensation plans and arrangements.

The agenda for each meeting of the Compensation Committee is usually developed by the chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding the compensation for such officer or employee. Our Chief Executive Officer provides recommendations to our Compensation Committee with respect to executive and

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employee compensation, other than his own compensation. The Compensation Committee takes into consideration Mr. Miller’s input in granting annual bonuses or equity awards and setting compensation levels.

The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.

The Compensation Committee engaged Pearl Meyer & Partners, LLC, an independent compensation consultant, during the fiscal year ended December 31, 2017 to provide comparative data on executive and non-employee director compensation practices in our industry and to advise the Compensation Committee on our executive, non-executive and non-employee director compensation and equity plan programs generally. The Compensation Committee retains the sole authority to direct, terminate or engage Pearl Meyer & Partners' services. Other than the services for which Pearl Meyer & Partners was engaged by the Compensation Committee, Pearl Meyer & Partners did not provide any other services to the Company or its affiliates.

The Compensation Committee is responsible for making determinations, or making recommendations to our Board of Directors, regarding compensation of executive officers, making changes to pre-approved salary ranges, salary increases, equity awards, incentive payments and pre-approved equity ranges for new hires, initiation of offerings under our 2017 Employee Stock Purchase Plan and making material changes to benefits offered to our employees. In addition, the Compensation Committee is responsible for making recommendations to our Board of Directors regarding the compensation of directors. The Compensation Committee also administers our equity-based plans and determines whether to approve smaller increases in the number of shares reserved under our Amended and Restated 2010 Equity Incentive Plan and 2017 Employee Stock Purchase Plan than those that automatically occur each year pursuant to the "evergreen" provisions of such plans.

The Compensation Committee may form and delegate any or all of its duties or responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with our Certificate of Incorporation, Bylaws and applicable laws and rules of markets in which our securities then trade.

Our Compensation Committee met eight times during 2017.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Scodari, Doyle, Venkataraman, and is chaired by Mr. Scodari. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	assessing the need for new directors and developing and submitting to our Board of Directors for its adoption a list of selection criteria for new directors to serve on our Board of Directors;

•
identifying, reviewing and evaluating candidates, including candidates submitted by stockholders, for election to our Board of Directors and recommending to our Board of Directors (i) nominees to fill vacancies or new positions on our Board of Directors and (ii) the slate of nominees to stand for election by our stockholders at each annual meeting of stockholders;

•
developing, recommending, overseeing the implementation of and monitoring compliance with, our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;

•
annually recommending to our Board of Directors (i) the assignment of directors to serve on each committee; (ii) the chairperson of each committee and (iii) the chairperson of our Board of Directors or lead independent director, as appropriate;

•	reviewing the adequacy of our Certificate of Incorporation and Bylaws and recommending to our Board of Directors, as conditions dictate, amendments for consideration by the stockholders;

•	reviewing our Code of Business Conduct and Ethics and recommending any changes to our Board of Directors; and

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•
implementing policies with respect to risk oversight, assessment and management of risk associated with the independence of our Board of Directors, potential conflicts of interest and the effectiveness of our Board of Directors.

Our Nominating and Corporate Governance Committee met one time during 2017.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of our Board, advisors and stockholders. Any suggested director candidate, together with appropriate biographical information, should be submitted to the Chairman of our Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting our Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to our Board, to our Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at our annual meeting of stockholders.

A stockholder wishing to nominate a person for election to our Board at any annual meeting at which the Board has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairman of our Nominating and Corporate Governance Committee (c/o the Corporate Secretary at OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067), providing (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) pursuant to the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (ii) a description of all direct and indirect compensation and other material agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder or beneficial owner or stockholder associated person, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (iii) a completed and signed questionnaire regarding the background and qualifications of such person to serve as a director, a copy of which may be obtained upon request to our Corporate Secretary, (iv) all information with respect to such person that would be required to be set forth in a stockholder’s notice pursuant to our Bylaws if such person were a stockholder or beneficial owner, on whose behalf the nomination was made, submitting a notice providing for the nomination of a person or persons for election as a director or directors in accordance with our Bylaws and (v) such additional information that we may reasonably request to determine the eligibility or qualifications of such person to serve as a director or an independent director of our Company, or that could be material to a reasonable stockholder’s understanding of the qualifications and/or independence, or lack thereof, of such nominee as a director. Pursuant to our Bylaws, the submission must be received at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that there was no annual meeting in the prior year or the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

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Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of our Board, should send correspondence to our Corporate Secretary at OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067. Electronic submissions of stockholder correspondence will not be accepted.

Our Corporate Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of our Company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has ever been an executive officer or employee of ours. None of our officers currently serves, or has served during the last completed year, on any other entity's board of directors, compensation committee or other committee serving an equivalent function that has one or more officers serving as a member of our Board or Compensation Committee.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics applicable to all of our employees, executive officers and directors. The Code of Business Conduct and Ethics covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. Our Code of Business Conduct and Ethics is on the "Investors —Corporate Governance" section of our website at www.optinose.com.

Our Nominating and Corporate Governance Committee is responsible for overseeing our Code of Business Conduct and Ethics and must approve any waivers of the Code for employees, executive officers or directors. We intend to disclose any future amendments to, or waivers from, our Code of Business Conduct and Ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, succession planning and the annual evaluations of our Board and its committees. Our Corporate Governance Guidelines are reviewed at least annually by our Nominating and Corporate Governance Committee and amended by our Board of Directors when appropriate. The full text of our Corporate Governance Guidelines is available on our website at www.optinose.com.

Audit Committee Report

The Audit Committee assists our Board of Directors in overseeing and monitoring the Company’s accounting, financial reporting and internal audit processes and the external audit of the Company’s financial statements. The Audit Committee operates pursuant to a written charter that is available on the "Investors -Corporate Governance" section of our website at www.optinose.com.
Our management is responsible for preparing our consolidated financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP (EY), our independent registered public accounting firm for 2017, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee is responsible for assisting our Board in overseeing the conduct of these activities by

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management and the independent auditor. In fulfilling its oversight responsibilities with respect to our audited consolidated financial statements for the year ended December 31, 2017, the Audit Committee took the following actions:

•	reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2017;

•
discussed with EY the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (the PCAOB) concerning the conduct of the audit;

•	discussed with EY their independence, and received from EY the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB; and

•
discussed with EY, with and without management present, the scope and results of EY’s audit of the financial statements for the year ended December 31, 2017, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Members of the Audit Committee
Sandra Helton (Chairperson)
Wilhelmus Groenhuysen
Joshua Tamaroff

RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

In connection with our initial public offering in October 2017, our Board of Directors adopted a related party transactions policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. Pursuant to this policy, we review all transactions with a dollar value in excess of $120,000 involving us in which any of our executive officers, directors, director nominees or holders of more than 5% of our capital stock, or any affiliate or member of their immediate family, is a participant.
Under the policy, if a transaction has been identified as a related party transaction, including any transaction that was not a related party transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, members of management or our directors must present information regarding the proposed related party transaction to our Audit Committee or, where review by our Audit Committee would be inappropriate due to a conflict of interest, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, all of the parties, the direct and indirect interests of the related persons, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management's recommendation. In considering whether to approve any proposed related party transactions, our Audit Committee or another independent body of our Board of Directors will take into account the relevant available facts and circumstances, including:

•	the materiality and character of the related person's interest in the transaction;

•	the commercial reasonableness of the terms of the transaction;

•	the benefit and perceived benefit, or lack thereof, to us;

•	the opportunity costs of alternate transactions; and

•	the actual or apparent conflicts of interest of the related person.

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All of the transactions described below under "Certain Relationships and Related Party Transactions" were entered into prior to the adoption of this policy. Although prior to the adoption of this policy we did not have a written policy for the review and approval of transactions with related persons, our Board of Directors has historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described below. Prior to approving such a transaction, the material facts as to a director's or officer's relationship or interest in the agreement or transaction were disclosed to our Board of Directors. Our Board of Directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our stockholders.
Certain Relationships and Related Party Transactions

The following includes a summary of transactions since January 1, 2017 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, director nominees, executive officers or beneficial owners of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that are described in the "Executive Compensation" and "Director Compensation" sections of this Proxy Statement.

Convertible Preferred Stock Financings

In March 2017, we issued an aggregate of 1,065,451 shares of our Series D Preferred Stock at a purchase price of $32.85 per share, for aggregate consideration of $35.0 million. In April 2017 and May 2017, we issued an additional 52,127 shares of our Series D Preferred Stock at a purchase price of $32.85 per share, for aggregate consideration of $1.7 million.

The table below sets forth the number of shares of our Series D Preferred Stock purchased by our then executive officers, directors, holders of more than 5% of our capital stock and their affiliated entities or immediate family members. Each share of our convertible preferred stock in the table below automatically converted into 2.8879 shares of our common stock upon the closing of our initial public offering in October 2017.

Participants(1)	Shares of Series D Preferred Stock	Series D Convertible Preferred Stock Aggregate Purchase ($)
Avista Capital Partners(2)	304,416	10,000,066
Entrepreneurs Fund LP(3)	45,662	1,499,997
Patrick O'Neill(4)	393	12,910
Entities affiliated with FMR LLC (Fidelity)	761,035	25,000,000
William F. Doyle(5)	334	10,972

(1)	Additional details regarding these stockholders and their equity holdings are provided in the "Stock Ownership" section of this Proxy Statement.

(2)
Mr. Venkataraman, a member of our Board of Directors since 2010, Mr. Tamaroff, a member of our Board of Directors since March 2017, and Mr. O'Neil, a director nominee, are affiliated with Avista Capital Partners.

(3)	Klaas de Boer, who was a member of our Board of Directors from 2010 to October 2017, is affiliated with Entrepreneurs Fund LP.

(4)	Dr. O'Neill was a member of our Board of Directors from 2010 to October 2017.

(5)	Mr. Doyle, a member of our Board of Directors since 2010, is affiliated with TKWD Ventures LLC.

2015 Convertible Note Financing

In September 2015, we sold and issued an aggregate principal amount of $15.0 million of senior secured convertible notes (the 2015 Notes). Under the terms of the 2015 Notes, we were required to pay an aggregate of $450,000 in front-end fees and $450,000 plus interest in back-end fees.

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In connection with the Series D Preferred Stock financing described above, we entered into a Note Conversion Agreement with the holders of the 2015 Notes pursuant to which all of the 2015 Notes, including all principal, accrued interest and back-end fee amounts, were converted into an aggregate of 687,474 shares of our Series C-2 Preferred Stock at a conversion price of $28.40 per share.

The table below sets forth the amount of 2015 Notes purchased by our then executive officers, directors, holders of more than 5% of our capital stock and their affiliated entities or immediate family members, as well as the number of shares of Series C-2 Preferred Stock acquired by each such entity upon conversion of the 2015 Notes. Each share of our Series C-2 Preferred Stock in the table below automatically converted into 2.8879 shares of our common stock upon the closing of our initial public offering in October 2017.

Participants(1)	Principal Amount of Notes Purchased ($)	Front-end Fees Paid by Us ($)	Back-end Fees ($)	Convertible Note Value at Conversion ($)	Shares of Series C-2 Preferred Stock Issued Upon Conversion
Ikos Invest AS(2)	75,000	2,250	2,844	97,635	3,437
Entrepreneurs Fund General Partner Limited(3)	1,511,075	45,332	57,295	1,967,123	69,256
Peter K. Miller(4)	66,042	1,981	2,504	85,973	3,026
Ramy A. Mahmoud(5)	35,175	1,055	1,334	45,791	1,612
Avista Capital Partners(6)	10,902,112	327,063	413,371	14,192,413	499,670
Larry G. Pickering(7)	219,639	6,589	8,328	285,927	10,066
TKWD Ventures LLC(8)	2,019,167	60,575	76,560	2,628,559	92,543
William F. Doyle(8)	10,340	310	392	13,461	473

(1)	Additional details regarding these stockholders and their equity holdings are provided in "Principal Stockholders."

(2)	Dr. Djupesland, a member of our Board of Directors from 2010 to October 2017, is affiliated with Ikos Invest AS.

(3)	Mr. de Boer, a member of our Board of Directors from 2010 to October 2017, is affiliated with Entrepreneurs Fund LP.

(4)	Mr. Miller has served as our Chief Executive Officer and a member of our Board of Directors since 2010.

(5)	Dr. Mahmoud has served as our President and Chief Operating Officer since 2010.

(6)
Mr. Venkataraman, a member of our Board of Directors since 2010, Mr. Tamaroff, a member of our Board of Directors since March 2017, and Mr. O'Neil, a director nominee, are affiliated with Avista Capital Partners II, LP, Avista Capital Partners (Offshore) II, LP and Avista Capital Partners (Offshore) II-A, LP.

(7)	Mr. Pickering has served as a member of our Board of Directors since 2010.

(8)	Mr. Doyle, a member of our Board of Directors since 2010, is affiliated with TKWD Ventures LLC.

Second Amended and Restated Registration Rights Agreement

In connection with our Series D Preferred Stock financing in March 2017, we entered into the Second Amended and Restated Registration Rights Agreement (the Registration Rights Agreement), with the holders of our Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series C-2 Preferred Stock and Series D Preferred Stock. We further amended the Registration Rights Agreement in connection with our initial public offering in October 2017.

Pursuant to the Registration Rights Agreement, as amended, certain holders of shares of our common stock have registration rights and certain holders of our warrants have registration rights with respect to the shares of common stock issuable upon exercise. After registration of these shares of common stock pursuant to these rights, these shares will become freely tradable without restriction under the Securities Act. The registration rights will terminate with respect to each stockholder on the date on which such stockholder ceases to beneficially own more than one percent of our shares of common stock then outstanding or can sell all of its registrable shares without limitation during a three-month period without registration pursuant to Rule 144 of the Securities Act or another similar exemption under the Securities Act.

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Second Amended and Restated Shareholders' Agreement

In connection with our Series D Preferred Stock financing in March 2017, we entered into the Second Amended and Restated Shareholders' Agreement, or the Shareholders' Agreement, with certain of our stockholders, including Avista, TWKD, Fidelity, Entrepreneurs' Fund, and certain members of our senior management team and Board of Directors. The Shareholders' Agreement terminated upon completion of our initial public offering in October 2017; provided, however, the contractual lock-up obligations for certain of our stockholders upon the filing of a registration statement in connection with an underwritten offering survived for a period of 180 days following the closing of our initial offering and the confidentiality obligations with respect to our proprietary information and the proprietary information of our stockholders will survive indefinitely.

Stockholders' Agreement

We entered into a Stockholders' Agreement with Avista Capital in connection with our initial public offering in October 2017. See the "Corporate Governance and Board Matters - Stockholders' Agreement" section of this Proxy Statement for a summary of certain terms of the agreement.

Employment of Certain Related Persons

John Pickering, the son of Larry Pickering who serves as the Vice Chairman of our Board of Directors, is an employee of our Company. During the year ended December 31, 2017 and from January 1, 2018 through April 15, 2018, we paid John Pickering $329,112 and $178,121, respectively, in cash compensation, consisting of his base salary and annual bonuses. John Pickering's current annual base salary for 2018 is $267,180.

Dr. Per Gisele Djupesland served as a member of our Board of Directors from 2010 to October 2017. Dr. Djupesland and his spouse, Helena Djupesland, are directors of Ikos Invest AS and its wholly-owned subsidiary Ikos Subsidiary AS. Ikos Invest and Ikos Subsidiary beneficially own more than 5% of our common stock. During the year ended December 31, 2017 and from January 1, 2018 through April 15, 2018, we paid Ms. Djupesland total cash compensation of $214,242 and $85,910, respectively, for her service as the Co-Chief Executive Officer and director of our wholly-owned subsidiary OptiNose AS. Ms. Djupesland's current annual base salary for 2018 is $185,296. She also received a bonus in 2017 of $17,572 and a bonus of $18,530 in 2018. During the year ended December 31, 2017 and from January 1, 2018 through April 15, 2018, we paid Dr. Djupesland total cash compensation of $178,833 and $73,820, respectively, for his service as the Chief Scientific Officer and director of our wholly-owned subsidiary OptiNose AS. Dr. Djupesland's current annual base salary for 2018 is $160,160. He also received a bonus in 2017 of $14,339, a bonus of $15,580 in 2018 and a grant of options to purchase 28,879 shares of our common stock in October 2017. The amounts reflected in this paragraph were based in Norwegian kroner and converted into U.S. dollars at an average exchange rate of 8.2679 kr per U.S. dollar for the year ended December 31, 2017, and an average exchange rate of 7.8356 kr per U.S. dollar for the period from January 1, 2018 to April 15, 2018.

Each of John Pickering, Dr. Djupesland and Ms. Djupesland participate in our general welfare and benefit plans.

Reimbursement of Fees to Certain Related Persons

During the year-ended December 31, 2017, the Company reimbursed Avista Capital Holdings, LP and related parties $156,546 in expenses, primarily related to legal fees incurred in conjunction with our initial public offering in October 2017 and our Series D Preferred Stock financing in March 2017.

Director and Officer Indemnification Arrangements

We have entered into indemnification agreements with our directors and executive officers, in addition to the indemnification, expense advancement and limitations of liability provided for in our Certificate of Incorporation and our Bylaws. These indemnification agreements provide our directors and executive officers with contractual rights to indemnification and, in some cases, expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We also maintain a directors' and officers' insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers.

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EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2017 are:

▪	Peter K. Miller, our Chief Executive Officer;

▪	Ramy A. Mahmoud, our President and Chief Operating Officer;

▪	Thomas E. Gibbs, our Chief Commercial Officer;

▪	Keith A. Goldan, our Chief Financial Officer; and

▪	Michael F. Marino, our Chief Legal Officer and Corporate Secretary
Summary Compensation Table
The following table provides information regarding the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2016 and 2017.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Peter K. Miller	2017	535,600	2,900,793	482,040	11,595	3,930,028
Chief Executive Officer	2016	488,283	246,590	630,552	715	1,366,140

Ramy A. Mahmoud	2017	437,750	2,256,173	328,313	28,122	3,050,358
President and Chief Operating Officer	2016	412,463	—	433,514	12,038	858,015

Thomas E. Gibbs(4)	2017	386,250	805,770	260,719	11,590	1,464,329
Chief Commercial Officer	2016	110,817	1,154,164	47,554	197	1,312,732

Keith A. Goldan(5)	2017	329,340	1,344,935	222,010	11,453	1,907,738
Chief Financial Officer	2016	—	—	—	—	—

Michael F. Marino(6)	2017	316,701	1,457,281	223,693	11,450	2,009,125
Chief Legal Officer and Corporate Secretary	2016	—	—	—	—	—

________________________________________________________________________________________________________________________

(1)
The amounts in this column represent the aggregate grant date fair value of the options grants, calculated in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification, or ASC, Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 13, Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2107, as filed with the SEC.

(2)
The amounts in this column represent performance bonuses earned by the named executive officers in the year shown based upon the achievement of pre-established performance objectives. See "— Non-Equity Incentive Plan Compensation" below.

(3)
The amounts in this column include matching contributions to the named executive officers’ accounts under our 401(k) plan and premiums paid with respect to life insurance for the benefit of the named executive officers. For each executive officer, the 401(k) matching contribution for 2017 was $10,800. No matching contributions were made for 2016.

(4)
Mr. Gibb's employment as our Chief Commercial Officer commenced on September 15, 2016. Mr. Gibbs' 2016 salary covers the period from the date of his hire on September 15, 2016 through December 31, 2016. Mr. Gibbs' 2016 annual base salary was $375,000.

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(5)
Mr. Goldan's employment as our Chief Financial Officer commenced on January 23, 2017. Mr. Goldan's 2017 salary covers the period from the date of his hire on January 23, 2017 through December 31, 2017. Mr. Goldan's 2017 annual base salary was $350,000.

(6)
Mr. Marino's employment as our Chief Legal Officer and Corporate Secretary commenced on January 30, 2017. Mr. Marino's 2017 salary covers the period from the date of his hire on January 30, 2017 through December 31, 2017. Mr. Marino's 2017 annual base salary as of his hire date was $335,000 and, effective as of September 18, 2017, it was increased to $360,000.

Elements of Compensation

2017 Base Salaries

Effective as of January 1, 2017, the annual base salaries for Mr. Miller, Dr. Mahmoud and Mr. Gibbs were increased to $535,600, $437,750 and $386,250, respectively. Mr. Goldan's employment as our Chief Financial Officer commenced on January 23, 2017 with an annual base salary of $350,000. Mr. Marino's employment as our Chief Legal Officer and Corporate Secretary commenced on January 30, 2017 with an annual base salary of $335,000, which was increased to $360,000 effective as of September 18, 2017.

Non-Equity Incentive Plan Compensation

Each of our executive officers is eligible to receive an annual performance bonus based on the achievement of corporate objectives as determined by our Board of Directors or a committee thereof. Each executive officer is assigned a target bonus expressed as a percentage of his base salary. Actual bonus payments may be higher or lower than the target bonus amount, as determined by our Board of Directors, or a committee thereof. The target bonus amounts for 2017 for Mr. Miller and Dr. Mahmoud were 60% and 50%, respectively, and 45% for Messrs. Gibbs, Goldan and Marino. For 2017, each of the executive officers earned annual performance bonuses for 2017 equal to 150% of their target bonus based on the achievement of corporate objectives, consisting primarily of first pass approval of our NDA for XHANCE, completion of our Series D Preferred Stock financing, completion of our initial public offering and debt financing and progress with respect to pre-commercialization activities. Messrs. Goldan and Marino's bonus amount was prorated for the portions of 2017 during which they were employed by us. Actual bonus amounts paid with respect to 2017 are reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above.

Option Awards Granted During 2017

In connection with the commencement of his employment on January 23, 2017, Mr. Goldan was granted stock options for 158,834 shares of our common stock with an exercise price of $5.14 per share, which was equal to the fair value of our common stock on the date of grant. Subject to Mr. Goldan's continued employment on each applicable vesting date, 25% of the shares underlying these options vested on January 23, 2018, with the remainder vesting in equal monthly installments thereafter through January 23, 2021.

In connection with the commencement of his employment on January 30, 2017, Mr. Marino was granted stock options for 144,395 shares of our common stock with an exercise price of $5.14 per share, which was equal to the fair value of our common stock on the date of grant. Subject to Mr. Marino's continued employment on each applicable vesting date, 25% of the shares underlying these options vested on January 30, 2018, with the remainder vesting in equal monthly installments thereafter through January 30, 2021.

On October 12, 2017, Messrs. Miller, Mahmoud, Gibbs, Goldan and Marino were granted options for 259,911, 202,153, 72,197, 72,197 and 86,637 shares of our common stock, respectively, with an exercise price of $16.00 per share, which was equal to the initial public offering price of our common stock in connection with our initial public offering. Subject to the executive's continued employment on each applicable vesting date, 25% of the shares underlying these options will vest on October 12, 2018, with the remainder vesting in equal monthly installments thereafter through October 12, 2021. These option grants were made in lieu of making annual stock option grants in 2018.

401(k) Plan

We currently maintain a defined contribution 401(k) retirement plan for all of our employees in the United States, including our named executive officers. Employees are eligible to participate in the 401(k) Plan on the first month following their date of hire. Under the terms of the 401(k) Plan, participating employees may defer up to 100% of their pre-tax salary provided such deferral is not in excess of the applicable statutory limits. In 2017, we began to match employee contributions to the

Optinose - 2018 Proxy Statement | 29

401(k) Plan up to a maximum of 4% of salary, subject to Internal Revenue Service limits. Employee contributions and our company matching contributions to the 401(k) Plan vest immediately.

2017 Employee Stock Purchase Plan

Our 2017 Employee Stock Purchase Plan (2017 ESPP) became effective in connection with our initial public offering in October 2017. Generally, all employees, including executive officers, employed by us or by any of our participating affiliates, may participate in the 2017 ESPP and may contribute, normally through payroll deductions, up to 15% of their eligible compensation for the purchase of our common stock under the 2017 ESPP. Unless otherwise determined by our Board of Directors or Compensation Committee, the purchase price per share of our common stock under the 2017 ESPP will be 85% of the lesser of the average of the high and low sales price of our common stock on (i) the first trading day of the relevant offering period and (ii) the last trading day of the relevant offering period (or, if the relevant offering period has multiple purchase periods, the last trading day of the relevant purchase period). No employee may purchase shares of our common stock in any calendar year under the 2017 ESPP and under all other employee stock purchase plans having an aggregate fair market value in excess of $25,000, determined as of the first trading day of the offering period. As of December 31, 2017, no share purchases have been made under the 2017 ESPP.

Employee Benefits and Perquisites

Our executive officers are eligible to participate in our health and welfare programs to the same extent as all full-time employees generally and are entitled to 20 days of annual paid vacation in accordance with our vacation policy. We also provide our executive officers and other employees with term life insurance and disability insurance at our expense. In addition, Dr. Mahmoud receives certain additional life insurance benefits pursuant to the terms of his employment agreement as described below under "Employment Agreements."

Employment Agreements

We have entered into an employment agreement with each of our executive officers. The employment agreements will continue until either we or the executive terminate his employment with us. The employment agreements provide that the executive will receive a base salary, be eligible to receive an annual cash bonus contingent upon the attainment of certain company milestones and/or individual objectives, be eligible to receive annual equity awards based on our and his performance and be eligible to participate in our other short-term and long-term incentive programs. Pursuant to the employment agreements, each executive's base salary and target bonus will be reviewed periodically by our Compensation Committee or Board of Directors. The employment agreements also provide for certain termination benefits, which are described below in the section entitled "Potential Payments Upon a Termination or Change in Control."

Our executive officers are also entitled to participate in all of our retirement and group welfare plans available to our senior level executives as a group or our employees generally, subject to the terms and conditions applicable to such plans. Further, each such executive's employment agreement contains restrictive covenants relating to non-disclosure of confidential information, mutual non-disparagement, assignment of inventions, non-competition that runs for 12 months in the case of Messrs. Miller and Mahmoud and in the case of Messrs. Gibbs, Goldan and Marino 9 months following his termination of employment for any reason, and non solicitation of employees, customers and suppliers that run for the same period following his termination of employment for any reason.

Dr. Mahmoud's employment agreement also requires us to pay the premiums for a term life insurance policy for him that has a death benefit equal to approximately $3.0 million, and a whole life insurance policy for him that has a death benefit equal to approximately $1.0 million.

Potential Payments Upon a Termination or Change in Control

Peter K. Miller

Pursuant to his employment agreement with us, if Mr. Miller's employment is terminated by us without "cause" or by Mr. Miller for "good reason," each as defined in the employment agreement, then Mr. Miller is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•	twelve months of base salary continuation; and

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•
provided Mr. Miller and his eligible dependents timely elect to continue health care coverage under the Consolidated Omnibus Reconciliation Act of 1985 (COBRA) continued participation by Mr. Miller and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Mr. Miller and his eligible dependents immediately prior to the executive's date of termination, for twelve months or, if earlier, until the date Mr. Miller becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage.

Pursuant to his employment agreement with us, if Mr. Miller's employment is terminated by us without "cause" or by Mr. Miller for "good reason," in each case, within twelve months after a "change in control," as defined in our Amended and Restated Equity Incentive Plan (2010 Plan), then Mr. Miller is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•	an amount equal to 150% of Mr. Miller's base salary at the rate in effect on his date of termination, payable in a single lump sum cash payment;

•
provided Mr. Miller and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Mr. Miller and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Mr. Miller and his eligible dependents immediately prior to his date of termination, for eighteen months or, if earlier, until the date Mr. Miller becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage; and

•	all of Mr. Miller's then-outstanding equity awards granted to him by us will become immediately vested.

Ramy A. Mahmoud

Pursuant to his employment agreement with us, if Dr. Mahmoud's employment is terminated by us without "cause" or by Dr. Mahmoud for "good reason," each as defined in the employment agreement, then Dr. Mahmoud is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•	twelve months of base salary continuation; and

•
provided Dr. Mahmoud and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Dr. Mahmoud and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Dr. Mahmoud and his eligible dependents immediately prior to Dr. Mahmoud's date of termination, for twelve months or, if earlier, until the date Dr. Mahmoud becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage.

Pursuant to his employment agreement with us, if Dr. Mahmoud's employment is terminated by us without "cause" or by Dr. Mahmoud for "good reason," in each case, within twelve months after a "change in control," as defined in the 2010 Plan, then Dr. Mahmoud is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•	an amount equal to 125% of Dr. Mahmoud's base salary at the rate in effect on his date of termination, payable in a single lump sum cash payment;

•
provided Dr. Mahmoud and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Dr. Mahmoud and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Dr. Mahmoud and his eligible dependents immediately prior to his date of termination, for fifteen months or, if earlier, until the date Dr.

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Mahmoud becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage; and

•	all of Dr. Mahmoud's then-outstanding equity awards granted to him by us will become immediately vested.

Thomas E. Gibbs, Keith A. Goldan and Michael F. Marino

Pursuant to each of their respective employment agreements with us, if Messrs. Gibbs', Goldan's or Marino's respective employment is terminated by us without "cause" or by Messrs. Gibbs, Goldan or Marino, as applicable, for "good reason," each as defined in their respective employment agreement, then Messrs. Gibbs, Goldan or Marino, as applicable is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•	nine months of base salary continuation; and

•
provided Messrs. Gibbs, Goldan or Marino, as applicable, and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Messrs. Gibbs, Goldan or Marino, as applicable, and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Messrs. Gibbs, Goldan or Marino, as applicable, and his eligible dependents immediately prior to Messrs. Gibbs', Goldan's or Marino's, as applicable, date of termination, for nine months or, if earlier, until the date Messrs. Gibbs, Goldan or Marino, as applicable, becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage.

Pursuant to his employment agreement with us, if Messrs. Gibbs', Goldan's or Marino's, as applicable, employment is terminated by us without "cause" or by Messrs. Gibbs, Goldan or Marino, as applicable, for "good reason," in each case, within twelve months after a "change in control," as defined in the 2010 Plan, then Messrs. Gibbs, Goldan or Marino, as applicable, is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:

•	an amount equal to 100% of Messrs. Gibbs', Goldan's or Marino's, as applicable, base salary at the rate in effect on his date of termination, payable in a single lump sum cash payment;

•
provided Messrs. Gibbs, Goldan or Marino, as applicable, and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Messrs. Gibbs, Goldan or Marino, as applicable, and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Messrs. Gibbs, Goldan or Marino, as applicable, and his eligible dependents immediately prior to his date of termination, for twelve months or, if earlier, until the date Messrs. Gibbs, Goldan or Marino, as applicable, becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage; and

•	all of Messrs. Gibbs', Goldan's or Marino's, as applicable, then-outstanding equity awards granted to him by us will become immediately vested.

In addition, the stock options granted to Mr. Gibbs on December 20, 2016 from our Success Option Pool, which are set forth below in the "Outstanding Equity Awards at Fiscal Year End" table, will become fully vested upon a change in control, subject to his continued employment on the date of the change in control.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards for each of our named executive officers as of December 31, 2017, all of which are stock options. All stock options granted to our named executive officers were made pursuant to our Amended and Restated 2010 Equity Incentive Plan.

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Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Peter K. Miller	793,458	(1)	—		1.63	2/11/2021
	27,344		9,115	(2)	3.05	3/11/2024
	433,185		144,395	(3)	16.31	4/7/2024
	22,562		49,635	(4)	5.14	12/20/2026
	—		259,911	(5)	16.00	10/12/2027
Ramy A. Mahmoud	396,728	(6)	—		1.63	2/11/2021
	86,637		28,879	(2)	3.05	3/11/2024
	216,593		72,198	(3)	16.31	4/7/2024
	—		202,153	(5)	16.00	10/12/2027
Thomas E. Gibbs	45,123		99,272	(4)	5.14	12/20/2026
	72,198		216,592	(7)	16.31	12/20/2026
	—		72,197	(5)	16.00	10/12/2027
Keith A. Goldan			158,834	(8)	5.14	1/23/2027
			72,197	(5)	16.00	10/12/2027
Michael F. Marino			144,395	(9)	5.14	1/30/2027
			86,637	(5)	16.00	10/12/2027
________________________________________________________________________________________________________________________

(1)	In 2014, Mr. Miller transferred for no consideration a portion of this option covering 303,229 shares to a trust the beneficiaries of which are Mr. Miller and his spouse.

(2)	These options were granted on March 11, 2014 and will vest on each of the first four anniversaries of the vesting starting date (March 10, 2014).

(3)
These options were granted on April 7, 2014 and vest 25% on each of the first four anniversaries of the vesting start date (April 7, 2014). Vested options under this grant became exercisable upon the consummation of our initial public offering in October 2017.

(4)
These options were granted on December 20, 2016 and will vest 25% on the first anniversary of the vesting start date (September 1, 2016 for Mr. Miller and September 15, 2016 for Mr. Gibbs), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed with us or one of our affiliates, with the vesting date occurring on the first day following such subsequent full calendar month.

(5)
These options were granted on October 12, 2017 and will vest 25% on the first anniversary of the vesting start date (October 12, 2017), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed with us or one of our affiliates, with the vesting date occurring on the first day following such subsequent full calendar month.

(6)	In 2014, Dr. Mahmoud transferred for no consideration a portion of this option covering 34,344 shares to a trust the beneficiary of which is Dr. Mahmoud's spouse.

(7)
These options were granted on December 20, 2016 from our "Success Option Pool" and will vest 25% of the shares subject to the option on each of the first four anniversaries of the vesting start date (September 15, 2016). Vested options under this grant became exercisable upon the consummation of our initial public offering in October 2017.

(8)
These options were granted on January 23, 2017 and will vest 25% on the first anniversary of the vesting start date (January 23, 2017), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed with us or one of our affiliates, with the vesting date occurring on the first day following such subsequent full calendar month.

(9)
These options were granted on January 30, 2017 and will vest 25% on the first anniversary of the vesting start date (January 23, 2017), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed with us or one of our affiliates, with the vesting date occurring on the first day following such subsequent full calendar month.

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DIRECTOR COMPENSATION

Non-Employee Director Compensation
Prior to our initial public offering in October 2017, we did not maintain any standard fee arrangements for non-employee members of our Board of Directors for their service as a director. In preparation for our initial public offering, our Compensation Committee engaged Pearl Meyer & Partners, LLC to serve as its independent compensation consultant to provide recommendations for, among other matters, non-employee director compensation to enable us to attract and retain qualified directors. Pearl Meyer & Partners reviewed director compensation programs and practices of similar situated public life science companies and developed compensation level recommendations generally aligned with the mid-point of compensation levels of such companies. Consistent with Pearl Meyer & Partners' recommendation, our Board of Directors adopted the following non-employee director compensation policy in connection with our initial public offering in October 2017:

•	an annual cash retainer of $70,000 for the chairman of our Board of Directors;

•	an annual cash retainer of $40,000 for the other members of our Board of Directors;

•	an additional cash retainer of $20,000 for the Audit Committee chair, $15,000 for the Compensation Committee chair and $10,000 for the Nominating and Corporate Governance Committee chair;

•	an additional cash retainer of $10,000 for members of the Audit Committee, $7,500 for members of the Compensation Committee and $5,000 for members of the Nominating and Corporate Governance Committee;

•
for the chairman of our Board of Directors, an initial equity grant of options to purchase 43,318 shares of our common stock and an annual equity grant of options to purchase 14,439 shares of our common stock;

•	for the new members of our Board of Directors, an initial equity grant of options to purchase 28,879 shares of our common stock; and

•	for all members of our Board of Directors (other than the chairman of our Board of Directors), an annual equity grant of options to purchase 14,439 shares of our common stock.
Our directors are also entitled to reimbursement for reasonable travel and lodging expenses for attending Board and Committee meetings.
Peter K. Miller, our Chief Executive Officer, did not receive any compensation for his service as a member of our Board of Directors during 2017. Mr. Miller's compensation for service as an employee for 2017 is presented above in the "Executive Compensation - Summary Compensation Table" section of this Proxy Statement.

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The following table provides information regarding the compensation awarded to, earned by or paid to the non-management members of our Board of Directors during the year ended December 31, 2017:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Larry G. Pickering	8,329	300,491	(2)	—		308,820
Klaas de Boer(3)	—	—		—		—
Per Gisle Djupesland	—	322,310	(4)	172,275	(5)	494,585
William F. Doyle	9,370	—		—		9,370
Patrick O'Neill(6)	—	—		—		—
Sriram Venkataraman	12,493	—		—		12,493
Joshua A. Tamaroff	10,411	—		—		10,411
Richard Bierly(7)	3,884	314,702	(8)	—		318,586
Joseph Scodari	19,726	472,048	(9)	—		491,774
Wilhelmus Groenhuysen	11,918	326,620	(10)	—		338,538
________________________________________________________________________________________________________________________

(1)
The amounts in this column represent the full grant date fair value for awards granted during 2017, all of which were in the form of stock options. The grant date fair value of the options was computed in accordance with ASC Topic 718, Compensation - Stock Compensation. These amounts do not necessarily correspond to the actual value that may be realized by the director in connection with his option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 13, Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2107, as filed with the SEC.

(2)	These options vest in full at our 2018 annual meeting of stockholders on June 7, 2018, provided Mr. Pickering remains a director immediately prior to such meeting.

(3)	Mr. de Boer resigned from our Board of Directors effective as of October 12, 2017. No compensation was awarded to, earned by or paid to Mr. de Boer in 2017.

(4)
On October 12, 2017, Dr. Djupesland received stock options to purchase 28,879 shares of our common stock for his service as Chief Scientific Officer and a director of our wholly-owned subsidiary, OptiNose AS. The stock options have a per share exercise price of $16. These options vest 25% on the first anniversary of the grant date and 2.0833% (approximately 1/48th of such shares) for each subsequent full calendar month that Dr. Djupesland provides service to us or one of our affiliates, with the vesting date occurring on the first day following such subsequent full calendar month. Dr. Djupesland resigned from our Board of Directors effective as of October 12, 2017.

(5)
Reflects cash compensation earned by Dr. Djupesland for his service as the Chief Scientific Officer and a director of OptiNose AS. The amount reflected was paid in Norwegian Kroner and converted into U.S. dollars at the average exchange rate for the period of 8.2679kr per U.S. dollar. Dr. Djupesland resigned from our Board of Directors effective as of October 12, 2017.

(6)	Dr. O'Neill resigned from our Board of Directors effective as of October 12, 2017. No compensation was awarded to, earned by or paid to Dr. O'Neill in 2017.

(7)	Mr. Bierly's service as member of our Board of Directors ended upon his passing in November 2017.

(8)
Mr. Bierly was appointed to our Board of Directors on October 12, 2017 and received stock options on that date to purchase 28,879 shares of our common stock. These options were to vest 33% on the first anniversary of the grant date with the balance vesting in equal monthly installments (rounded down to the nearest whole share) over the remaining two years of the three-year period. Due to Mr. Bierly's passing in November 2017, the options under this grant forfeited as no options had vested.

(9)
Mr. Scodari was appointed as Chairman to our Board of Directors on October 12, 2017 and received stock options on that date to purchase 43,318 shares of our common stock. These options vest 33% on the first anniversary of the grant date with the balance vesting in equal monthly installments (rounded down to the nearest whole share) over the remaining two years of the three-year period, subject to continued service with us.

(10)
Mr. Groenhuysen was appointed to our Board of Directors on October 12, 2017 and received stock options on that date to purchase 28,879 shares of our common stock. These options vest 33% on the first anniversary of the grant date with the balance vesting in equal monthly installments (rounded down to the nearest whole share) over the remaining two years of the three-year period, subject to continued service with us.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our equity compensation plans as of December 31, 2017:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,251,576	(1)	$9.34	690,526	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	6,251,576		$9.34	690,526
_______________

(1)
Represents shares of common stock issuable upon exercise of outstanding stock options under our Amended and Restated 2010 Equity Incentive Plan (2010 Plan). Our 2010 Plan has been approved by our stockholders.

(2)
Consists of 545,561 shares of common stock reserved for issuance under our 2010 Plan and 144,395 shares of common stock reserved for issuance under our 2017 Employee Stock Purchase Plan (2017 ESPP). Our 2017 ESPP has been approved by our stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Recent Change in Independent Registered Public Accounting Firm

On November 7, 2016, we dismissed PricewaterhouseCoopers LLP (PwC), as our independent auditor. The dismissal was approved by the Audit Committee of our Board of Directors.

The report of PwC on our consolidated financial statements as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2015, and the subsequent interim period through November 7, 2016, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in their report on the financial statements for such fiscal year, and (ii) there were no "reportable events," as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On December 6, 2016, we engaged Ernst & Young LLP (EY) to serve as our independent registered public accounting firm, to audit the year ended December 31, 2016, as well as to reaudit the year ended December 31, 2015, which had previously been audited by PwC. The engagement of EY has been approved by our Board of Directors. During the two most recent fiscal years, neither we, nor anyone acting on our behalf, consulted with EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report nor oral advice was provided by EY, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We requested that PwC furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter dated June 23, 2017, is filed as an exhibit to our Form S-1 Registration Statement (333-220515) filed with the SEC in connection with our initial public offering in October 2017.

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Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth all fees paid or accrued by us for professional services rendered by EY and PwC during the years ended December 31, 2017 and 2016:

	2017	2016
	EY	EY	PwC	Total
Audit Fees (1)	$292,662	$152,500	$105,640	$258,140
Audit-Related Fees (2)	710,265	—	—	—
Tax Fees (3)	—	2,500	19,850	22,350
All Other Fees (4)	—	—	38,900	38,900
TOTAL	$1,002,927	$155,000	$164,390	$319,390
_______________

(1)
Audit Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
Audit-Related Fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings. The fees incurred in 2017 include fees related to our initial public offering.

(3)	Tax Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning services.

(4)
All Other Fees represent the aggregate fees billed for all other products and services rendered by our independent registered public accounting firm other than the services reported in the other categories.

Pre-Approval Policies and Procedures

Our Audit Committee has established a policy that requires it, or the Chair of our Audit Committee pursuant to delegated authority, to pre-approve all services provided by our independent registered public accounting firm and the fees for such services. Our Audit Committee considers, among other things, the possible effect of the performance of such services on the firm's independence. The prior approval of our Audit Committee, or the Chair of our Audit Committee pursuant to delegated authority, was obtained for all services provided by EY and PwC in 2017 and 2016 and the fees for such services.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of this Proxy Statement and our Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and our Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067 or by phone at (267) 364-3500. If you participate in householding and wish to receive a separate copy of this Proxy Statement and our Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above.

If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our 2017 Annual Report to Shareholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2017, has been made available or mailed concurrently with this Proxy Statement, without charge, to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, Attention: Corporate Secretary.

Optinose - 2018 Proxy Statement | 37

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If you wish to submit a proposal to be considered for inclusion in next year's proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by our Corporate Secretary no later than December 26, 2018. Proposals received after that date will not be included in the proxy materials we send out in connection with our 2019 Annual Meeting of Stockholders. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

In addition, our Bylaws establish an advance notice procedure for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. To be timely, stockholder notice of a nomination or a proposal must be delivered to or mailed and received by the Corporate Secretary at our principal offices not later than the close of business on March 9, 2019 and no earlier than the close of business on February 7, 2019; provided, however, that in the event that the date of the 2019 Annual Meeting of Stockholders is held more than thirty (30) days before or more than seventy (70) days after the anniversary date of the 2018 Annual Meeting of Stockholders, notice by the stockholder to be timely must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the 2019 Annual Meeting of Stockholders and not later than the close of business on the later of the ninetieth (90th) day prior to the 2019 Annual Meeting of Stockholders or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. All nominations and stockholder proposals should be sent to the attention of our Corporate Secretary, c/o OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067. The notice of the nomination or proposal also must comply with the content requirements for such notices set forth in our Bylaws.

* * *

Optinose - 2018 Proxy Statement | 38

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.
By O

By Order of the Board of Directors of OPTINOSE, INC.

Peter K. Miller
Chief Executive Officer
April 25, 2018
Yardley, Pennsylvania

Optinose - 2018 Proxy Statement | 39

OPTINOSE, INC.
c/o BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/06/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/06/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Peter K. Miller 02 Robert P. O'Neil 03 Sriram Venkataraman

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000380346_1 R1.0.1.17

Optinose - 2018 Proxy Statement | 40

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com/68404V

OPTINOSE, INC.
Annual Meeting of Stockholders
June 7, 2018 8:30 AM
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Dr. Ramy Mahmoud and Keith A. Goldan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of OPTINOSE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 08:30 AM, EDT on June 7, 2018, at the offices of Hogan Lovells US LLP, 1735 Market St., Floor 23, Philadelphia, PA 19103, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000380346_2 R1.0.1.17

Optinose - 2018 Proxy Statement | 41